EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended December 27, 2008, as filed with the Securities and Exchange Commission of the date hereof (the "Quarterly
Report"), I, Jeffrey D. Kastner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) This Quarterly Report on Form 10-Q of the Company, to which this certification is attached as an Exhibit, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    February 10, 2009          /s/ Jeffrey D. Kastner
                                    -------------------------------------------
                                    Jeffrey D. Kastner, Chief Financial Officer
                                    and Secretary


                              The foregoing certificate is provided solely for the purpose of complying with Section 906 of the Sarbanes-Oxley Act of 2002 and for no other purpose whatsoever. Notwithstanding anything to the contrary set forth herein or in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate the Company's future filings, including this quarterly report on Form 10-Q, in whole or in part, this certificate shall not be incorporated by reference into any such filings. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request